November 15, 2024
Pioneer MAP-High Income Municipal Fund
Supplement to the Summary Prospectus, Prospectus

and Statement of Additional Information
each dated December 28, 2023,
as in effect and as may be amended from time to time
The Trustees of the fund have authorized the liquidation of the fund. It is anticipated that the fund will be liquidated on or about December 6, 2024 (the “Liquidation Date”). Shares of the fund may be purchased only by or on behalf of separately managed account clients where the fund’s investment adviser or an affiliate (each, a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker-dealer), or directly with the client, to provide management or advisory services with respect to the managed accounts. The fund will discontinue accepting purchase requests effective as of November 15, 2024.
Prior to the fund’s liquidation, all or a substantial portion of the fund’s assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the fund may not be able to achieve its investment objectives.
Redemption orders based on instructions from your Managed Account Adviser or Program Sponsor to the broker-dealer who executes trades for the account can be made any time prior to liquidation.
The liquidation of the fund may result in income tax liabilities for the fund’s shareholders. The automatic redemption of the fund’s shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes.
34019-00-1124
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC